Exhibit 99.1

NEWS FROM SEI

Investor Contact:	Media Contact:
Murray Louis	Dana Grosser
SEI	SEI
(610) 676-1932	(610) 676-2459
mlouis@seic.com	dgrosser@seic.com
Pages: 10

FOR IMMEDIATE RELEASE

SEI REPORTS SECOND-QUARTER 2010 FINANCIAL RESULTS

OAKS, Pa., July 21, 2010 — SEI Investments Company (NASDAQ:SEIC) today announced financial results for second-quarter 2010, reporting an increase in net income attributable to SEI and diluted earnings per share compared to second-quarter 2009. Diluted earnings per share were $0.28. Effective January 1, 2010, company results reflect the deconsolidation of LSV Asset Management (LSV), returning to the equity method of accounting. This change in accounting treatment had no impact on net income attributable to SEI. Without LSV, revenues grew $25.5 million or 13 percent compared to second-quarter 2009 (see Proforma Consolidated Overview below).

Consolidated Overview	For the Three Months			For the Six Months
(In thousands, except earnings per share)	Ended June 30,			Ended June 30,
	2010	2009	%	2010	2009	%

Revenues	$228,388	$252,009	(9%)	$449,923	$500,620	(10%)
Net Income attributable to SEI	53,478	41,571	29%	112,898	75,771	49%
Diluted Earnings Per Share	$0.28	$0.22	27%	$0.59	$0.40	48%

“Compared to year ago, our second-quarter results reflect somewhat improved capital markets and the effects of last year’s cost reduction initiatives,” said Alfred P. West, Jr., SEI Chairman and CEO.

“While our new sales activities are a positive sign, we believe the ongoing volatility of the capital markets represents a continuing challenge. Longer term, we believe we are well positioned in all business segments to achieve growth. We continue to make key investments that will create growth opportunities for us and for our clients.”

Proforma Consolidated Overview	For the Three Months			For the Six Months
(In thousands, except earnings per share)	Ended June 30,			Ended June 30,
	2010	2009	%	2010	2009	%
	(Actual)	(Proforma)		(Actual)	(Proforma)

Revenues	$228,388	$202,931	13%	$449,923	$411,352	9%
Net Income attributable to SEI	53,478	41,571	29%	112,898	75,771	49%
Diluted Earnings Per Share	$0.28	$0.22	27%	$0.59	$0.40	48%

Summary of Second-Quarter and Year to Date Results by Business Segment

(In thousands)	For the Three Month Period Ended June 30,			For the Six Month Period Ended June 30,
	2010	2009	%	2010	2009	%
Private Banks:
Revenues	$90,091	$86,645	4%	$177,212	$183,593	(3%)
Expenses	78,612	70,761	11%	156,211	149,559	4%

Operating Profit	$11,479	$15,884	(28%)	$21,001	$34,034	(38%)
Operating Margin	13%	18%		12%	19%

Investment Advisors:
Revenues	46,398	39,582	17%	91,861	77,090	19%
Expenses	28,120	25,939	8%	55,703	53,048	5%

Operating Profit	18,278	13,643	34%	36,158	24,042	50%
Operating Margin	39%	34%		39%	31%

Institutional Investors:
Revenues	51,446	42,164	22%	101,785	81,543	25%
Expenses	26,576	23,264	14%	52,956	47,434	12%

Operating Profit	24,870	18,900	32%	48,829	34,109	43%
Operating Margin	48%	45%		48%	42%

Investment Managers:
Revenues	39,440	33,371	18%	77,050	66,703	16%
Expenses	25,596	22,245	15%	50,155	45,112	11%

Operating Profit	13,844	11,126	24%	26,895	21,591	25%
Operating Margin	35%	33%		35%	32%

Investments in New Businesses:
Revenues	1,013	1,169	(13%)	2,015	2,423	(17%)
Expenses	2,739	2,325	18%	5,400	5,618	(4%)

Operating Loss	(1,726)	(1,156)	(49%)	(3,385)	(3,195)	(6%)
Operating Margin	N/A	N/A		N/A	N/A

LSV:
Revenues	—	49,078	N/A	—	89,268	N/A
Expenses (1)	—	31,709	N/A	—	58,155	N/A

Operating Profit	—	17,369	N/A	—	31,113	N/A
Operating Margin	—	35%		—	35%

Totals:
Revenues	$228,388	$252,009	(9%)	$449,923	$500,620	(10%)
Expenses	161,643	176,243	(8%)	320,425	358,926	(11%)
Corporate overhead expenses	9,941	8,697	14%	19,658	18,338	7%
Noncontrolling interest reflected in segments	(368)	(24,737)	N/A	(677)	(43,800)	N/A
LSV Employee Group expenses	—	1,820	N/A	—	3,640	N/A

Income from operations	$57,172	$89,986	(36%)	$110,517	$163,516	(32%)

(1)	Includes $24,429 and $43,291 for the three and six month periods ended June 30, 2009, of noncontrolling interest to the other partners of LSV.

Second-Quarter Business Commentary:

•

In January 2010, LSV was deconsolidated due to the adoption of newly issued accounting guidance. Our ownership interest in LSV was unchanged and our proportionate share in the earnings of LSV is reflected in “Equity in earnings of unconsolidated affiliate” on our Consolidated Statements of Operations. The deconsolidation of LSV had no impact on net income attributable to SEI or diluted earnings per share.

•

Revenues in second-quarter 2009 include $49.1 million from LSV. Excluding these revenues, revenues in second-quarter 2010 increased $25.5 million or 13 percent compared to second-quarter 2009. This increase was primarily due to higher average asset balances under management and administration from existing clients because of improved capital markets.

•

Second-quarter 2010 revenues and profits in the Private Banks segment include $5.0 million of one-time contract termination fees from a previously announced bank client lost as a result of an acquisition.

•	Second-quarter revenues and profits were up in all other major business segments compared to both second-quarter 2009 and first-quarter 2010.

•

The second-quarter 2010 net income attributable to SEI and diluted earnings per share results include gains of $3.9 million associated with SIVs primarily due to cash distributions received for note principal payments, whereas results in second-quarter 2009 included losses of $2.3 million. Additional information pertaining to SIVs is contained in SEI’s 2009 Form 10-K filed February 25, 2010.

•

Assets under management decreased by $13.0 billion during the second-quarter 2010 to $148.9 billion at June 30, 2010, as compared to $161.9 billion at March 31, 2010, primarily due to the decline in the market.

•	In the second quarter, SEI purchased 1,401,000 shares of its common stock for $30.2 million.

Proforma Consolidated Statement of Operations

The following proforma Consolidated Statements of Operations presents second quarter 2009 and Year to Date June 2009 for comparative purposes only as if LSV and LSV Employee Group was deconsolidated on January 1, 2009. This report is being provided for informational purposes only and is not a restatement or reclassification of previously filed reports. Our interest in LSV is presented as a single line item in the Consolidated Statements of Operations titled “Equity in earnings of unconsolidated affiliate.” For additional information, we refer you to Note 2 to the Consolidated Financial Statements included in our 2009 Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 25, 2010.

SEI INVESTMENTS COMPANY

PROFORMA CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share data)

(Unaudited)

	Three Months Ended June 30,
	As Reported SEI Consolidated 2010	Proforma SEI without LSV and LSVEG 2009%

Total revenues	228,388	202,931	13%
Total expenses	171,216	152,923	12%

Income from operations	57,172	50,008	14%

Net gain (loss) from investments	3,594	(2,533)	n/a
Interest, net	1,087	1,258	(14%)
Other income	1,070	—	n/a
Equity in earnings of unconsolidated affiliate	23,519	17,376	35%

Income before taxes	86,442	66,109	31%

Income taxes	32,603	24,212	35%

Net income	53,839	41,897	29%

Less Net Income attributable to noncontrolling interest	(361)	(326)	11%

Net income attributable to SEI	$53,478	$41,571	29%

Diluted earnings per share	$0.28	$0.22	27%

Diluted shares outstanding	191,500	191,933	—

SEI INVESTMENTS COMPANY

PROFORMA CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share data)

(Unaudited)

	Six Months Ended June 30,
	As Reported SEI Consolidated 2010	Proforma SEI without LSV and LSVEG 2009%

Total revenues	449,923	411,352	9%
Total expenses	339,406	318,600	7%

Income from operations	110,517	92,752	19%

Net gain (loss) from investments	21,073	(16,983)	n/a
Interest, net	2,316	2,576	(10%)
Other income	1,070	—	n/a
Equity in earnings of unconsolidated affiliate	47,593	31,130	53%

Income before taxes	182,569	109,475	67%

Income taxes	68,872	33,141	108%

Net income	113,697	76,334	49%

Less Net Income attributable to noncontrolling interest	(799)	(563)	42%

Net income attributable to SEI	$112,898	$75,771	49%

Diluted earnings per share	$0.59	$0.40	48%

Diluted shares outstanding	191,281	191,671	—

Earnings Conference Call

A conference call to review earnings is scheduled for 2:00 PM ET on July 21, 2010. Investors may listen to the call at www.seic.com/investors or listen at www.earnings.com, a service of Thomson Streetevents. The call may also be accessed at numerous financial services web sites including AOL and Yahoo. Investors may also listen to replays at these web sites, or by telephone at (USA) 1-800-475-6701; (International) 320-365-3844, access code 165205.

About SEI

SEI (NASDAQ:SEIC) is a leading global provider of outsourced asset management, investment processing and investment operations solutions. The company’s innovative solutions help corporations, financial institutions, financial advisors, and affluent families create and manage wealth. As of June 30, 2010, through its subsidiaries and partnerships in which the company has a significant interest, SEI administers $380 billion in mutual fund and pooled assets and manages $149 billion in assets. SEI serves clients, conducts or is registered to conduct business and/or operations, from numerous offices worldwide. For more information, visit www.seic.com.

Many of the statements in this release may be considered “forward looking statements” and include discussions about future operations, strategies and financial results. Forward-looking statements are based upon estimates and assumptions that involve risks and uncertainties, many of which are beyond our control or are subject to change. Although we believe our assumptions are reasonable, they could be inaccurate. Our actual future revenues and income could differ materially from our expected results. We have no obligation to publicly update or revise any forward-looking statements.

SEI INVESTMENTS COMPANY

CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share data)

(Unaudited)

	Three Months Ended June 30,
	2010	2009

Asset management, admin. and distribution fees	$154,774	$183,209
Information processing and software servicing fees	61,296	54,694
Transaction–based and trade execution fees	12,318	14,106

Total revenues	228,388	252,009

Subadvisory, distribution and other asset mgmt costs	21,671	20,645
Brokerage commissions and royalties	14,972	15,494
Compensation, benefits and other personnel	67,012	63,670
Stock based compensation	6,278	3,361
Consulting, outsourcing and professional fees	22,702	18,711
Data processing and computer related	10,417	11,177
Facilities, supplies and other costs	16,583	16,203
Amortization	5,997	7,398
Depreciation	5,584	5,364

Total expenses	171,216	162,023

Income from operations	57,172	89,986

Net gain (loss) on investments	3,594	(2,533)
Interest and dividend income	1,502	1,937
Interest expense	(415)	(1,051)
Other income	1,070	—
Equity in earnings of unconsolidated affiliate	23,519	—

Income before taxes	86,442	88,339

Income taxes	32,603	24,212

Net income	53,839	64,127

Less: Net income attributable to noncontrolling interest	(361)	(22,556)

Net income attributable to SEI	$53,478	$41,571

Diluted earnings per common share	$0.28	$0.22

Shares used to calculate diluted earnings per common share	191,500	191,933

Basic earnings per common share	$0.28	$0.22

Shares used to calculate basic earnings per common share	189,356	191,023

SEI INVESTMENTS COMPANY

CONSOLIDATED STATEMENTS OF INCOME

(In thousands, except per share data)

(Unaudited)

	Six Months Ended June 30,
	2010	2009

Asset management, admin. and distribution fees	$307,712	$352,573
Information processing and software servicing fees	119,922	116,911
Transaction–based and trade execution fees	22,289	31,136

Total revenues	449,923	500,620

Commissions and fees	44,926	40,468
Brokerage commissions and royalties	28,345	33,224
Compensation, benefits and other personnel	134,228	137,108
Stock based compensation	12,935	6,791
Consulting, outsourcing and professional fees	43,409	39,861
Data processing and computer related	20,345	22,692
Facilities, supplies and other costs	32,531	31,636
Amortization	11,897	14,451
Depreciation	10,790	10,873

Total expenses	339,406	337,104

Income from operations	110,517	163,516

Net loss on investments	21,073	(16,983)
Interest and dividend income	3,202	3,648
Interest expense	(886)	(1,850)
Other income	1,070	—
Equity in earnings of unconsolidated affiliate	47,593	—

Income before taxes	182,569	148,331

Income taxes	68,872	33,141

Net income	113,697	115,190

Less: Net income attributable to the noncontrolling interest	(799)	(39,419)

Net income attributable to SEI	$112,898	$75,771

Diluted earnings per common share	$0.59	$0.40

Shares used to calculate diluted earnings per common share	191,281	191,671

Basic earnings per common share	$0.60	$0.40

Shares used to calculate basic earnings per common share	189,652	191,053

SEI INVESTMENTS COMPANY

CONDENSED BALANCE SHEETS

(In thousands)

	(Unaudited) June 30, 2010	December 31, 2009
Assets

Cash and short-term investments	$461,929	$590,877	(a)
Restricted cash	19,000	20,000
Receivables	164,870	212,451	(a)
Other current assets	16,001	18,075

Total current assets	661,800	841,403

Property and equipment, net	147,159	146,053
Marketable securities	177,379	181,897
Capitalized software, net	284,834	278,656
Investment in unconsolidated affiliate	61,370	—
Goodwill	—	22,842
Intangible assets, net	—	44,859
Other assets, net	17,579	18,098

Total assets	$1,350,121	$1,533,808

Liabilities

Current liabilities	$116,144	$163,055	(b)
Long-term debt	150,000	247,152	(b)
Deferred income taxes	86,417	86,257
Long-term liabilities	5,752	5,726

Total SEI Investments Company shareholders’ equity	978,966	909,723
Noncontrolling interest	12,842	121,895

Total Equity	991,808	1,031,618

Total liabilities and equity	$1,350,121	$1,533,808

(a)	Includes $57,061 of cash and cash equivalents and $66,392 of receivables of LSV Asset Management.
(b)	Includes $20,552 of debt of LSV Employee Group of which $6,400 is included in Current liabilities and the remaining $14,152 is included in Long-term debt.

SEI INVESTMENTS COMPANY

ASSET BALANCES

(In millions)

(Unaudited)

	Jun. 30, 2009	Sep. 30, 2009	Dec. 31, 2009	Mar. 31, 2010	Jun. 30, 2010
Private Banks:
Equity/Fixed Income prgms.	$10,892	$12,479	$12,690	$12,635	$11,769
Collective Trust Fund prgm.	1,176	1,098	1,067	1,023	640
Liquidity funds	7,581	6,524	6,035	5,329	5,175

Total assets under mgmt.	$19,649	$20,101	$19,792	$18,987	$17,584

Client assets under admin.	10,143	10,941	11,213	11,429	10,335

Total assets	$29,792	$31,042	$31,005	$30,416	$27,919

Investment Advisors:
Equity/Fixed Income prgms.	$21,705	$24,739	$25,392	$26,222	$23,699
Collective Trust Fund prgm.	2,621	2,521	2,423	2,284	2,066
Liquidity funds	2,469	2,243	1,929	1,731	2,635

Total assets under mgmt.	$26,795	$29,503	$29,744	$30,237	$28,400

Institutional Investors:
Equity/Fixed Income prgms.	$36,955	$43,672	$44,322	$45,891	$43,506
Collective Trust Fund prgm.	755	707	684	657	643
Liquidity funds	3,462	4,624	3,370	3,198	2,558

Total assets under mgmt.	$41,172	$49,003	$48,376	$49,746	$46,707

Investment Managers:
Equity/Fixed Income prgms.	$3	$4	$4	$2	$1
Collective Trust Fund prgm.	6,794	7,075	7,428	7,639	7,366
Liquidity funds	505	528	412	447	428

Total assets under mgmt.	$7,302	$7,607	$7,844	$8,088	$7,795

Client assets under admin. (A)	213,930	216,222	221,680	220,807	220,459

Total assets	$221,232	$223,829	$229,524	$228,895	$228,254

Investments in New Businesses:
Equity/Fixed Income prgms.	$473	$473	$520	$534	$496
Liquidity funds	133	93	75	72	74

Total assets under mgmt.	$606	$566	$595	$606	$570

LSV Asset Management
Equity/Fixed Income prgms.	$40,210	$49,349	$52,488	$54,189	$47,822

Consolidated:
Equity/Fixed Income prgms (B)	$110,238	$130,716	$135,416	$139,473	$127,293
Collective Trust Fund prgm.	11,346	11,401	11,602	11,603	10,715
Liquidity funds	14,150	14,012	11,821	10,777	10,870

Total assets under mgmt.	$135,734	$156,129	$158,839	$161,853	$148,878

Client assets under admin. (C)	224,073	227,163	232,893	232,236	230,794

Total assets	$359,807	$383,292	$391,732	$394,089	$379,672

(A)	Client assets under administration in the Investment Managers segment include $58,534 of assets balances that require limited services and therefore are at fee levels below our normal full service assets (as of June 30, 2010).
(B)	Equity/Fixed Income programs include $2,215 of assets invested in various asset allocation funds at June 30, 2010.
(C)	In addition to the numbers presented, SEI also administers an additional $8,478 in Funds of Funds assets (as of June 30, 2010) on which SEI does not earn an administration fee.